UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 30, 2021
GXO LOGISTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40470	86-2098312

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Two American Lane, Greenwich, Connecticut 06831
(Address of principal executive offices)
203-489-1287
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Common stock, par value $0.01 per share	GXO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.          Entry Into a Material Definitive Agreement.
On August 1, 2021, GXO Logistics, Inc. (the “company” or “GXO”) entered into a Separation and Distribution Agreement (the “Separation and Distribution Agreement”) by and between the company and XPO Logistics, Inc. (“XPO”), pursuant to which XPO agreed to transfer its logistics segment to the company (the “Separation”) and distribute all of the outstanding common stock of the company to XPO stockholders of record as of the close of business on July 23, 2021 (the “Distribution”). The Distribution was effective at 12:01 a.m., Eastern Time, on August 2, 2021 (the “Effective Time”). As a result of the Distribution, GXO is now an independent public company and its common stock is listed under the symbol “GXO” on the New York Stock Exchange.
In connection with the Separation and Distribution, the company entered into several agreements with XPO that govern the relationship of the parties following the Distribution, including a Transition Services Agreement, a Tax Matters Agreement and an Employee Matters Agreement (each entered into on August 1, 2021), and an Intellectual Property License Agreement (entered into on July 30, 2021).
A summary of the Separation and Distribution Agreement and these other agreements can be found in the company’s information statement, dated July 23, 2021 (the “Information Statement”), which is included as Exhibit 99.1 to this Form 8-K, under the section entitled “Certain Relationships and Related Party Transactions.” These summaries are incorporated by reference into this Item 1.01. The description of the agreements set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms of those agreements, which are included as Exhibits 2.1, 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.
Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Officers
In connection with the Distribution, as of the Effective Time, the following individuals became executive officers of the company as set forth in the table below:

Malcolm Wilson	Chief Executive Officer

Maryclaire Hammond	Chief Human Resources Officer
Executive officers Baris Oran and Karlis Kirsis, previously appointed as the chief financial officer and the chief legal officer of the company, respectively, are continuing in these positions following the Distribution.
Biographical information for each of the company’s executive officers can be found in the company’s Information Statement under the section entitled “Management.” Compensation information for the company’s named executive officers can be found in the company’s Information Statement under the section entitled “Executive Compensation.” These sections are incorporated by reference into this Item 5.02.
Resignation and Appointment of Directors
Effective immediately prior to the Effective Time, the board of directors of the company (the “board”) expanded its size from two directors to eight directors. Each of Brad Jacobs, Oren Shaffer, Marlene Colucci, Gena Ashe, Joli Gross, Jason Papastavrou, and Malcolm Wilson was elected as a director of the company as of immediately prior to the Effective Time. Effective immediately prior to the Effective Time, Karlis Kirsis, who had been serving as a member of the board, ceased to be a director of the company.
Biographical and compensation information for each of the directors appointed to the board can be found in the company’s Information Statement under the sections entitled “Directors” and “Director Compensation,” which are incorporated by reference into this Item 5.02.

As of the effective time of their election to the board:
•Each of Gena Ashe, Clare Chatfield and Oren Shaffer were appointed to serve as members of the Audit Committee and Oren Shaffer was appointed chairman of the Audit Committee;
•Each of Marlene Colucci, Joli Gross and Jason Papastavrou were appointed to serve as members of the Nominating, Corporate Governance and Sustainability Committee, and Joli Gross was appointed chair of the Nominating, Corporate Governance and Sustainability Committee;
•Each of Marlene Colucci, Joli Gross and Jason Papastavrou were appointed to serve as members of the Compensation Committee, and Jason Papastavrou was appointed chairman of the Compensation Committee; and
•Brad Jacobs was appointed chairman of the board, Marlene Colucci was appointed vice chair of the board, and Oren Shaffer was appointed lead independent director of the board.
Adoption of Compensation Plans
In connection with the Separation and the Distribution, the Company adopted the following compensation plans effective as of the Effective Time. The named executive officers of the Company are or may become eligible to participate in these compensation plans.
GXO Logistics, Inc. 2021 Omnibus Incentive Plan
GXO Logistics, Inc. Severance Plan
GXO Logistics, Inc. Cash Long-Term Incentive Plan
Summaries of certain material features of the 2021 Omnibus Incentive Plan and the Severance Plan can be found in the Company’s Information Statement under the sections entitled “Executive Compensation” and “GXO 2021 Omnibus Incentive Compensation Plan.” These summaries are incorporated by reference herein. The full text of each of these plans, which are attached hereto as Exhibits 10.5, 10.6 and 10.7, respectively, is incorporated by reference herein.
Item 5.03.          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The company amended and restated its Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) effective as of 11:59 p.m. on August 1, 2021, and amended and restated its Bylaws (the “Second Amended and Restated Bylaws”) effective immediately thereafter. A description of the material provisions of the Amended and Restated Certificate of Incorporation and the Second Amended and Restated Bylaws can be found in the company’s Information Statement under the section entitled “Description of Capital Stock,” which is incorporated by reference into this Item 5.03. The description set forth under this Item 5.03 is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and the Second Amended and Restated Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively and incorporated by reference into this Item 5.03.
Item 5.05.          Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
In connection with the Distribution, the board adopted a Code of Business Conduct and Corporate Governance Guidelines effective as of immediately prior to the Effective Time. A copy of the company’s Code of Business Conduct and Corporate Governance Guidelines are available on the company’s website at www.gxo.com. The information on the company’s website does not constitute part of this Current Report on Form 8-K and is not incorporated by reference herein.

Item 8.01.          Other Events.
On August 2, 2021, the company issued a press release announcing the completion of the Distribution and the start of the company’s operations as an independent company, as well as the start of regular way trading on the New York Stock Exchange. A copy of the press release is attached hereto as Exhibit 99.2.
Item 9.01.          Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
2.1	Separation and Distribution Agreement, dated as of August 1, 2021, by and between XPO Logistics, Inc. and GXO Logistics, Inc.
3.1	Amended and Restated Certificate of Incorporation of GXO Logistics, Inc.
3.2	Second Amended and Restated Bylaws of GXO Logistics, Inc.
10.1	Transition Services Agreement, dated as of August 1, 2021, by and between XPO Logistics, Inc. and GXO Logistics, Inc.
10.2	Tax Matters Agreement, dated as of August 1, 2021, by and between XPO Logistics, Inc. and GXO Logistics, Inc.
10.3	Employee Matters Agreement, dated as of August 1, 2021, by and between XPO Logistics, Inc. and GXO Logistics, Inc.
10.4	Intellectual Property License Agreement, dated as of July 30, 2021, by and between XPO Logistics, Inc. and GXO Logistics, Inc.
10.5	GXO Logistics, Inc. 2021 Omnibus Incentive Plan
10.6	GXO Logistics, Inc. Severance Plan
10.7	GXO Logistics, Inc. Cash Long-Term Incentive Plan
99.1
Information Statement of GXO Logistics, Inc., dated July 23, 2021 (incorporated herein by reference to Exhibit 99.1 to the company’s Current Report on Form 8-K, filed by the company with the SEC on July 26, 2021)

99.2	Press Release, dated August 2, 2021
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 2, 2021	GXO LOGISTICS, INC.

		By:	/s/ Karlis P. Kirsis
Karlis P. Kirsis
Chief Legal Officer